UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2012

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.

In connection with its presentation at the Barclays Capital High Yield Bond and Syndicated Loan Conference on March 26, 2012, ACCO Brands Corporation (the “Company”) is making available its presentation slides, which will be posted to the Investor Relations section of the Company’s Internet website at www.accobrands.com.  A copy of the presentation also is being furnished as Exhibit 99.1 to this Form 8-K.

The information contained in or furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, unless specifically incorporated by reference therein. This report will not be deemed a determination or an admission as to the materiality of any information contained in or furnished under Item 7.01 of this report that is required to be disclosed solely by Regulation FD. The information in and furnished under Item 7.01 of this report may be accurate only as of the date hereof and is subject to change.  The Company does not assume any obligation to update the information furnished with this report.

Section 8—Other Events

Item 8.01.	Other Events.

In connection with the pending merger of the Consumer & Office Products business of MeadWestvaco Corporation with the Company (the “Merger”), the registration statement on Form S-4 filed by the Company on March 22, 2012 has been declared effective by the Securities and Exchange Commission.  The special meeting of stockholders to vote on the Merger will be held April 23, 2012, and the related proxy statement/prospectus is being mailed to each stockholder of record as of March 22, 2012.  In addition to the receipt of the requisite approval by Company stockholders, the consummation of the Merger and the transactions necessary to effect the Merger remain subject to a number of other conditions, including the receipt of a private letter ruling from the Internal Revenue Service.  Subject to satisfaction or, to the extent permitted by law, waiver of these conditions, the Merger is expected to close during the second quarter of 2012.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1—Presentation dated March 26, 2012

Forward-Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the Company assumes no obligation to update them.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding to buy, sell or hold the Company’s securities.  Among the factors that could cause actual results concerning the

Merger to differ materially from those indicated by such forward-looking statements, include, among other things, risks and uncertainties relating to the ability to obtain the requisite Company stockholder approvals; the risk that the Company or MeadWestvaco Corporation may be unable to obtain governmental and regulatory approvals required for the Merger; the risk that a condition to closing of the Merger may not be satisfied; the length of time necessary to consummate the Merger; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; and the impact of additional indebtedness.  These risks, as well as other risks associated with the Merger, are more fully discussed in the registration statement on Form S-4 that the Company filed with the United States Securities and Exchange Commission (“SEC”) on March 22, 2012 (the “Registration Statement”).

Additional Information

In connection with the proposed Merger, the Registration Statement has been declared effective by the SEC. The Registration Statement includes a proxy statement/prospectus of the Company that is being sent to the stockholders of the Company. Stockholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they contain important information about the Company and the Merger.  The proxy statement/prospectus and other documents can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed Merger under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its 2011 Annual Report on Form 10-K, as amended, its definitive proxy statement relating to its 2011 Annual Meeting of Stockholders and, when available, its definitive proxy statement related to its 2012 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: March 26, 2012	By:	/s/Steven Rubin
Name: Steven Rubin
Title: Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
99.1	Presentation dated March 26, 2012